Exhibit 99.1
Outbrain Adds Technology Executive Nithya B. Das to Board of Directors
Brings strong experience across ad tech, software and operations
New York – February 28, 2023 — Outbrain Inc. (NASDAQ: OB), a leading recommendation platform for the open web, today announced the addition of Nithya B. Das to its Board of Directors.
Over the last three years, Das has served as Chief Operating Officer and Chief Legal Officer at Olo (NYSE: OLO), a leading open SaaS platform for restaurants. Das joined Olo in 2019 as General Counsel, became Chief Legal Officer in November 2020, and moved into the Chief Operating Officer role in January 2022 to oversee the company’s primary corporate operations including legal, people and culture, strategy and operations, corporate development, and partner ecosystem teams. Das will be stepping down from her position at Olo effective March 31, 2023. Prior to her role at Olo, Das held the position of Chief Legal and People Officer at AppNexus where she led the company’s acquisition by AT&T for approximately $2 billion as well as the integration. Earlier in her career, Das served as an attorney in the New York office of Goodwin Procter LLP where she represented public and private growth technology companies.
“Outbrain’s history matched with the team’s passion for continuing to evolve alongside the digital advertising ecosystem is an exciting proposition,” said Das. “I’m excited to bring my experience to the table to help Outbrain continue to innovate for publishers and advertisers with a greater focus on operational discipline as a public company.”
“As we continue to build upon our technology to drive greater value for publishers and advertisers, we’re looking forward to leveraging Nithya’s industry expertise after years at AppNexus and operational experience in a public company environment,” said Yaron Galai, Co-Founder, Co-CEO & Chairman.
“Nithya’s breadth of experience in implementing best practices across a range of departments matched with her unique approach to talent management and deep governance background makes her a valuable addition to our board as we continue to focus on operational excellence across our global organization,” said David Kostman, Co-CEO, Outbrain.
Cautionary Statement on Forward Looking Language
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including but not limited to: the risks described in the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K filed for the year ended December 31, 2021 and in subsequent reports filed with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Outbrain
Outbrain (Nasdaq: OB) is a leading recommendation platform for the open web. Our technology enables 10 billion daily recommendations to consumers across more than 7,000 online properties and connects advertisers to these audiences to grow their business. Founded in 2006, Outbrain is headquartered in New York with offices in 17 cities worldwide.

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